UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2026
Artisan Partners Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35826	45-0969585
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

875 E. Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

(Address of principal executive offices and zip code)

(414) 390-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	APAM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2026, the Board of Directors (the “Board”) of Artisan Partners Asset Management Inc. (the “Company”) approved an increase in the size of the Board from eight to nine directors and appointed Clarence Kane Brenan to fill the newly-created vacancy on the Board. Mr. Brenan was also appointed to the Board’s Compensation Committee.

Mr. Brenan has served as the Chief Executive Officer of TIFF Investment Management since 2020. Prior to joining TIFF, Mr. Brenan spent more than 20 years at Goldman Sachs, most recently as Partner, Global Head and co-CIO of the Global Solutions Portfolio Group, working closely with large endowment and pension clients in an OCIO capacity. Prior to this role, Mr. Brenan was a Managing Director, helping to manage Goldman’s secondary private equity investment platform. Previously, Mr. Brenan was a corporate M&A lawyer at Cravath, Swaine & Moore.

Mr. Brenan will participate in the Company's customary director compensation program, as described in the Company’s definitive proxy statement for the 2025 Annual Meeting of Stockholders, filed with the SEC on April 17, 2025, under the heading Director Compensation.

Mr. Brenan has executed the Company’s standard indemnification agreement for directors, the form of which was included as exhibit 10.14 to the Company’s 2015 Annual Report on Form 10-K which was filed with the SEC on February 25, 2016.
Item 8.01 Other Events
Closing of Acquisition
On January 2, 2026, a subsidiary of the Company closed on its previously announced acquisition of 100% of the equity of Grandview Property Partners, LLC.
December 2025 Assets Under Management
On January 12, 2026, the Company issued a press release reporting certain information about the Company’s preliminary assets under management as of December 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 8.01, including the exhibit incorporated herein by reference, shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference in the Company’s filings under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Artisan Partners Asset Management Inc. dated January 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Partners Asset Management Inc.
Date: January 12, 2026

By:	/s/ Charles J. Daley, Jr.
Name:	Charles J. Daley, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer